                                                                       GT GLOBAL
                                                                   OVER 25 YEARS
                                                                    OF INVESTING
                                                                       WORLDWIDE

                                                                             / /
                                                                       GT GLOBAL
                                                                   INTERNATIONAL
                                                                     GROWTH FUND

                                                                             / /
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1997

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

Views  of the  Funds' management
described in this report are  as
of  the date  written. Portfolio
holdings and allocations are  as
of  December  31,  1997,  unless
otherwise  noted.  These  views,
portfolio holdings and
allocations   may  have  changed
subsequently.

MESSAGE FROM THE CHAIRMAN

Dear Shareholder,

Nineteen ninety-seven has been a challenging and exciting year. The volatility of the market--and the resulting record highs and lows--has made investing a sometimes awe-inspiring endeavor for investors and investment professionals alike.

Across the GT Global family, our Funds have remained true to their investment goals and objectives regardless of world events. Whether it be the recent turmoil in the Asian markets, the privatization and reform underway across eastern Europe, deregulation occurring in Latin America or the ups and downs of the U.S. market, our Funds have maintained their focus. In fact, we believe these changes are yielding new investment opportunities in both established economies and dynamic new markets around the world. Looking forward to 1998, our commitment is to continue to monitor world markets and seek additional ways to capitalize on events as they unfold for the benefit of our shareholders.

In an effort to provide our customers easier access to information about the GT Global Funds, we launched our website, www.gtglobal.com, during the latter part of 1997. We hope to continually enhance the information it contains, from our worldwide economic outlook, to fund price and performance reporting, to the Millennium Minute message of the day. Used in conjunction with annual and semiannual reports and your quarterly statement on our Funds, we hope it helps you monitor your investments and achieve your financial goals.

Be assured that we will continue to strive to offer you the quality investment products you need to build a well-diversified portfolio. As always, we appreciate your continued confidence in our Funds. Should you or your adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our representatives will be happy to assist you.

Sincerely,


/s/ William J. Guilfoyle

William J. Guilfoyle

Chairman of the Board and President

GT Global Funds

[GRAPHIC]

INVESTMENT OBJECTIVE

The GT Global International Growth Fund seeks long-term growth of capital by investing primarily in equity securities of companies located outside the U.S.



GT GLOBAL INTERNATIONAL GROWTH FUND
PERFORMANCE SUMMARY

[GRAPH]

/ /  GT GLOBAL INTERNATIONAL GROWTH FUND CLASS A

/ /  MSCI-EAFE Index

7/19/85   "$9,525"   "$10,000"
          "9,535"    "9,904"
          "9,449"    "10,225"
          "9,849"    "10,827"
          "10,506"   "11,567"
          "11,144"   "12,045"
          "11,878"   "12,619"
          "12,163"   "12,939"
          "12,954"   "14,376"
          "14,168"   "16,402"
          "15,310"   "17,480"
          "14,893"   "16,707"
          "16,006"   "17,850"
          "17,407"   "18,955"
          "18,400"   "20,828"
          "17,923"   "20,619"
          "16,423"   "19,247"
          "17,645"   "20,360"
          "18,251"   "21,445"
          "18,728"   "23,727"
          "19,473"   "24,443"
          "20,356"   "26,452"
          "21,427"   "29,255"
          "21,900"   "29,261"
          "22,148"   "28,334"
          "23,579"   "28,289"
          "24,433"   "30,416"
          "25,185"   "29,943"
          "18,256"   "25,753"
          "17,774"   "26,013"
          "19,379"   "26,791"
          "19,786"   "27,276"
          "20,431"   "29,101"
          "21,313"   "30,896"
          "21,833"   "31,350"
          "21,403"   "30,352"
          "21,268"   "29,559"
          "21,460"   "30,492"
          "20,747"   "28,515"
          "21,268"   "29,767"
          "22,330"   "32,321"
          "22,930"   "34,253"
          "23,138"   "34,450"
          "24,311"   "35,063"
          "24,686"   "35,250"
          "25,176"   "34,565"
          "26,167"   "34,893"
          "25,882"   "33,000"
          "25,745"   "32,452"
          "27,545"   "36,534"
          "28,626"   "34,898"
          "29,788"   "36,494"
          "28,455"   "35,035"
          "29,685"   "36,803"
          "32,060"   "38,170"
          "31,540"   "36,758"
          "30,674"   "34,200"
          "31,090"   "30,644"
          "30,258"   "30,409"
          "31,818"   "33,888"
          "32,476"   "33,598"
          "33,585"   "34,080"
          "30,362"   "30,779"
          "27,208"   "26,499"
          "28,802"   "30,636"
          "27,970"   "28,838"
          "27,474"   "29,316"
          "28,071"   "30,273"
          "29,863"   "33,527"
          "30,390"   "31,522"
          "30,495"   "31,841"
          "31,584"   "32,183"
          "30,390"   "29,826"
          "31,514"   "31,300"
8/31/91   "30,741"   "30,672"
          "31,408"   "32,410"
          "31,549"   "32,877"
          "30,073"   "31,351"
          "31,104"   "32,980"
          "31,176"   "32,285"
          "31,709"   "31,138"
          "30,677"   "29,091"
          "31,532"   "29,237"
          "33,560"   "31,203"
          "32,386"   "29,733"
          "30,998"   "28,982"
          "30,713"   "30,810"
          "29,218"   "30,211"
          "29,147"   "28,635"
          "29,325"   "28,914"
          "29,290"   "29,072"
          "29,076"   "29,077"
          "29,504"   "29,964"
          "31,002"   "32,585"
          "32,501"   "35,686"
          "32,965"   "36,448"
          "32,501"   "35,888"
          "33,714"   "37,153"
          "35,676"   "39,167"
          "35,533"   "38,294"
          "36,996"   "39,482"
          "35,355"   "36,039"
          "39,315"   "38,650"
          "41,741"   "41,926"
          "40,242"   "41,818"
          "37,317"   "40,026"
          "37,852"   "41,733"
          "37,602"   "41,502"
          "37,317"   "42,098"
          "38,494"   "42,512"
          "40,421"   "43,528"
          "38,815"   "42,167"
          "39,029"   "43,581"
          "37,353"   "41,496"
          "36,256"   "41,765"
          "33,488"   "40,171"
          "32,579"   "40,066"
          "32,658"   "42,576"
          "33,646"   "44,189"
          "33,567"   "43,673"
          "33,962"   "42,919"
          "36,453"   "45,603"
          "36,611"   "43,874"
          "37,086"   "44,742"
          "36,453"   "43,551"
          "36,335"   "44,774"
          "37,661"   "46,590"
          "38,324"   "46,792"
          "38,366"   "46,962"
          "38,988"   "47,971"
          "39,818"   "49,378"
          "39,361"   "48,481"
          "39,693"   "48,766"
          "38,117"   "47,352"
          "38,864"   "47,468"
          "39,403"   "48,741"
          "39,278"   "48,255"
          "40,855"   "50,187"
          "41,154"   "49,553"
          "41,062"   "47,830"
          "41,154"   "48,624"
          "41,385"   "48,812"
          "41,939"   "49,083"
          "43,646"   "52,289"
          "45,260"   "55,185"
          "46,460"   "56,089"
          "43,784"   "51,912"
          "47,106"   "54,831"
          "43,369"   "50,629"
          "43,230"   "50,124"
12/31/97  "44,657"   "50,573"

The chart above shows the performance of the GT Global International Growth Fund, Class A shares, since the Fund's inception, versus the MSCI EAFE Index. This represents a cumulative return of 346.57% and an average annual total return of 12.77% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on April 1, 1993, would have been valued at $13,732 on December 31, 1997. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $13,412 on December 31, 1997.


AVERAGE ANNUAL TOTAL RETURNS %(1)
DECEMBER 31, 1997


SHARE CLASS         WITHOUT SALES CHARGE(2)                        WITH SALES CHARGE
                  1-YEAR    5-YEAR    10-YEAR     LOF     1-YEAR    5-YEAR   10-YEAR      LOF
CLASS A(3)         8.51      8.80      8.71      13.21     3.36      7.75      8.18      12.77
CLASS B(3)         7.71      N/A       N/A        7.18     3.47      N/A       N/A        6.90
ADVISOR CLASS(4)   8.53      N/A       N/A       12.02     N/A       N/A       N/A        N/A

HISTORICAL PERFORMANCE(2)

ANNUAL TOTAL RETURNS % (LAST 10 YEARS)


         1988      1989       1990     1991       1992     1993       1994     1995      1996      1997
CLASS A  19.39     38.56     -14.31    13.22     -5.83     34.23     -7.78     3.88      9.28      8.51
CLASS B   N/A       N/A        N/A      N/A       N/A      25.63(3)  -8.36     3.15      8.67      7.71

(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

(2) This performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge for Class A and Class B shares, respectively, which if included, would have reduced performance quoted.

(3) The Fund began operations on July 19, 1985; Class B shares commenced on April 1, 1993.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public. They are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the Fund's prospectus for more complete information.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH PORTFOLIO MANAGER
MICHAEL LINDSELL

Q    HOW DID THE FUND PERFORM?

A    Concern over the likely scope of Asian weakness had a chilling impact on equity markets worldwide in the fourth quarter. Some companies' preannouncements of earnings disappointments spurred a flight to quality, as many investors either channeled their holdings into large cap, liquid stocks -- causing a slump in performance of small and mid cap issues -- or reduced equity positions to buy bonds.

Taking into account this difficult environment, the Fund's Class A shares returned 8.51% (3.36% including the maximum 4.75% sales charge) over the 12-month period ended December 31, 1997. Total return for Class B shares for the same period was 7.71% (3.47% including the maximum 5% contingent deferred sales charge). The Morgan Stanley Capital International Europe, Australia and the Far East (MSCI-EAFE) Index(5) returned 2.06% over the same period.

Q    WHAT FACTORS CONTRIBUTED TO THE FUND'S OUTPERFORMANCE RELATIVE TO THE
     INDEX?

A    Although global equity markets were considerably more volatile in 1997, during this period the Fund outperformed the index. The Fund's overweighting to several continental European countries -- Sweden, Norway and Italy, in particular -- contributed positively to performance. Most continental bourses continued to advance, thanks to a rally in bond markets and low inflation. We were also significantly underweighted in Japan, relative to the index. We invested cautiously in this difficult market and benefited from security selection there. Similarly, the Fund was buoyed by holdings in Brazil, Mexico and Portugal (Brazil and Mexico are not represented in the index while the index held a small allocation to Portugal). These markets posted solid returns for the year, although they were tempered during the final few months.

Q    WHAT CHANGES DID YOU IMPLEMENT IN THE PORTFOLIO DURING THE YEAR?

A    In Europe we sold our positions in German cyclicals -- Bayer, Hoechst and
Volkswagen -- following strong price performance. We also sold our positions in Adecco and in Telecom Italia Mobile and increased our weightings in European financials -- Foreningssparbanken and Nordbanken in Scandinavia and SBC Warburg in Switzerland. We bought a large position in Roche and introduced an exposure to the oil service sector through our purchase of PGS in Norway.

Additionally, we introduced positions in two emerging markets -- Hungary and India. Hungary's three-year commitment to economic austerity has nurtured a positive investment climate, with local investment and healthy foreign capital inflows resulting in another strong year for its stock market overall. Inflation has begun to fall and its current account deficit continues to improve. However, despite improved inflation figures and positive earnings results for many companies, the Hungarian market was not immune to the turmoil in world equity markets that became entrenched in October as the crisis in Asia took root.

India, on the other hand, is at a much earlier stage of development than most Asian markets, and we are optimistic about continued reform there. We introduced a position in this market in August as we felt the overall economic environment was conducive to equity performance, with interest rates and inflation likely to remain subdued.

Q    WHAT ARE SOME OF THE IMPLICATIONS OF EUROPEAN MONETARY UNION IN 1998?

A    We believe that monetary union is likely to go forward in May 1998. This possibility was priced into bond and equity markets in 1997, as bond yields fell in peripheral countries such as Spain to converge with German levels. At some point, however, we believe EMU could potentially create serious structural problems and interest rates would rise.



                                                                 CONTINUED P.4

(5) The MSCI-EAFE World Index is a market value weighted average of the performance of 1,086 securities listed on 20 major world stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

     Indices are unmanaged, not available for direct investment and do not include the effects of sales charges and professional management fees.

INTERVIEW WITH PORTFOLIO MANAGER CONTINUED

Similarly, if monetary union is delayed or canceled, we believe the impact would be negative for Spain and Italy, where bond yields would rise sharply. However, in the event of a rise in interest rates, we believe the Fund is well positioned relative to the European market. The Fund currently has no exposure to Spanish equities and considerably underweighted in Italy relative to the index. The Fund is also overweighted in the UK and has a large weighting in the Netherlands, which we think could be relative winners. We feel the Fund's substantial exposure to the UK offers good value because its equity market is home to some excellent financial services and health care companies.

Q    RELATIVE TO THE INDEX, WHY IS THE FUND CONSIDERABLY UNDERWEIGHTED IN JAPAN?

A    While we believe fundamental changes are likely in 1998, our top-down analysis suggests the year will continue to be a very difficult one for Japan with limited economic growth. The course of the stock market rests on the policy response of Japanese authorities. Clearly, Japan has the resources to produce a domestic demand-led recovery, but we believe the policy response must be rigorous, wide ranging and implemented quickly.

At the same time, more action by Japanese corporations is necessary. As yet, remarkably little active restructuring is taking place in Japan. Although the unemployment rate has recently been creeping up, it remains at relatively modest levels. However, we look for this to change in 1998-99.

In addition, without policy action and corporate restructuring, we foresee no substantial rally in the Japanese stock market; indeed, further falls are possible. In this environment, we have continued to focus on companies we feel can exploit major trends, such as the graying of Japan, companies that are beneficiaries of the long-term weakness of the yen, companies entering new markets and businesses that can maintain pricing power.

Q    HOW DID AUSTRALASIAN MARKETS FARE?

A    Despite our positive outlook, the second half of the year was disappointing for investors in both Australia and New Zealand. The two stock markets fell by 15.25% and 18.15%, respectively, in U.S. dollars (based on MSCI country indices). In the fourth quarter, foreign investors also had to bear the effects of falls in both Australian and New Zealand dollars of around 10% against the U.S. dollar.

During this time, two factors had additional impact on both countries. First, many experts felt prospects for economic and corporate earnings growth would be constrained by the financial crises in Asia, the destination of over half the exports from both Australia and New Zealand. This view, which overlooked the importance of foodstuffs exported to Asia, was prevalent despite growth in many sectors of the Australian economy remaining robust through the third quarter.

Second, commodity prices had already been weakening. For example, the outlook for base metals was clouded by developments in East Asia, while sales by central banks (and falling inflation expectations) had caused the price of gold to slide.

Q    WHAT IS YOUR OUTLOOK OVER THE LONGER TERM?

A    We feel the portfolio is well positioned to take advantage of opportunities in the European marketplace over the coming year. We believe European markets will continue to provide attractive returns boosted by consolidation and increasing emphasis on the creation of shareholder value. Currently, the Fund is concentrated in companies with visible earnings growth and those we believe have the ability to rerate substantially against their global peers. Our stock selection has focused on service industries, such as management consulting and temporary labor, which are relatively underdeveloped but are expanding rapidly. We have also identified particular consumer goods, healthcare and telecommunications stocks that we feel can look forward to strong organic growth.

In Latin America, we have investments in Brazil and Mexico. While both markets were not immune to the Asian turmoil, Brazil, in particular, suffered as volatility in Southeast Asian currency markets intensified concerns about overvaluation of the real. Renewed momentum of the reform process and privatization, however, are seemingly back on track and we feel the state sector continues to be compelling. Mexico, on the other hand, has been the least affected of all the Latin American markets. Indeed, confidence in the economy and its growth prospects has given it


                                                                 CONTINUED P.5

INTERVIEW WITH PORTFOLIO MANAGER CONTINUED

regional safe haven status. Moreover, with the U.S. as its largest trading partner (nearly 85% of exports are bound for the U.S.), we expect Mexico to continue to benefit from steady, relatively low inflationary growth in the U.S.

Conversely, as we enter 1998, we believe Asian recovery will take time and its stock markets are likely to remain extremely volatile. At present, we anticipate maintaining our Hong Kong presence and will continue to invest elsewhere on a very selective basis.

ABOUT THE PORTFOLIO MANAGERS

ROGER YATES - Global Chief Investment Officer for Chancellor LGT Asset Management since October 1997. Mr. Yates was International Chief Investment Officer for Chancellor LGT from September '96 to October '97, and from '94 to '96, he was Chief Investment Officer and Portfolio Manager for Europe and the UK. Previously, Mr. Yates was an Investment Manager at Morgan Grenfell and Director of their UK pension fund business. Prior to that, he worked for LGT Asset Management (London) for seven years, and was appointed a director in 1986 and Chief Investment Officer for unit trusts in 1987. In 1994, he rejoined Chancellor LGT. He received a bachelor's degree from Oxford University and completed postgraduate research at Reading University.

MICHAEL LINDSELL - Head of investment strategy for Global Equities; Chief Investment Officer, Japan, 1992-96. Previously, Mr. Lindsell was a director at Warburg Asset Management from 1989 to 1992; Senior Fund Manager at Scimitar Asset Management from 1985 to 1988; and Fund Manager, Lazard Brothers & Co. Ltd. from 1982 to 1985. He received his B.Sc from Bristol University.


GEOGRAPHIC ALLOCATION OF NET ASSETS %


                           1997          1996
                        DECEMBER 31   DECEMBER 31
     Australia             5.7            2.8
     Brazil                3.5            1.2
     Denmark               1.2            N/A
     Finland               1.0            N/A
     France                6.6            7.1
     Germany               2.8            7.1
     Hong Kong             4.9            5.3
     Hungary               1.3            N/A
     India                 1.1            N/A
     Indonesia             N/A            1.1
     Italy                 2.9            4.7
     Japan                 9.3           16.5
     Korea                 0.2            0.9
     Mexico                2.0            1.3
     Netherlands           7.9            5.8
     New Zealand           1.7            1.8
     Norway                1.5            N/A
     Portugal              1.9            1.9
     Singapore             0.6            1.7
     South Africa          0.5            N/A
     Spain                 N/A            4.2
     Sweden                4.7            3.6
     Switzerland           8.4            5.9
     Thailand              0.3            0.9
     UK                   22.4           21.7
     U.S. & Other          7.6            4.5

Allocations will change based on current market conditions.

SECTOR ALLOCATION OF NET ASSETS %
DECEMBER 31, 1997


     Finance                             26.7
     Services                            20.0
     Energy                              10.5
     Health Care                          8.7
     Material/Basic Industry              7.1
     Consumer Non-Durables                6.0
     Capital Goods                        4.9
     Multi-Industry/Misc.                 3.3
     Technology                           3.3
     Consumer Durables                    1.9
     Short Term & Other                   7.6


A complete listing of holdings and allocations may be found in the Financial Statements section of this report.


                                                                                                                         % of
GT GLOBAL INTERNATIONAL GROWTH FUND                                                                        Country    Net Assets

KEY PORTFOLIO HOLDINGS(6)
ROCHE HOLDING AG Develops and manufactures pharmaceutical and chemical products and                      Switzerland      2.6
distributes them throughout Europe, the United States, Asia and Latin America.

EMI GROUP PLC  A music recording and retailing company, EMI owns the Capitol, EMI,                       UK               2.4
and Virgin record labels and sells recorded music through its HMV stores and books at its Dillons chain.

PETROLEO BRASILEIRO S.A.-PETROBRAS  Produces oil and natural gas liquids (mainly oil                     Brazil           2.3
products and fuel oil) through approximately 7,258 active wells. Petrobras also provides maritime freight services.

HSBC HOLDINGS PLC  The holding company for the HSBC Group, an international banking                      Hong Kong        2.2
and financial services organization with operations in the Asia-Pacific region,
Europe, the Middle East and the Americas.

NORDBANKEN HOLDING AB Owns the Merita Nordbanken Group, operating mainly in Finland                      Sweden           2.1
and Sweden, to provide banking, financial, loan and insurance services to individuals, corporations and institutions in Scandinavia and the Baltic region under the names of Nordbanken and Merita.

WOOLWORTHS LTD.  Operates grocery and discount stores throughout Australia, offering                     Australia        2.1
general merchandise, men's/women's/children's clothing, footwear, accessories and sporting goods.

AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.  A general trading and savings bank. The                      Australia        2.0
group operates approximately 1,600 offices in 48 countries.

ROYAL & SUN ALLIANCE INSURANCE GROUP PLC  The holding company for multinational                          UK               2.0
insurance companies Sun Alliance Group PLC and Royal Insurance Holdings PLC, which provide major classes of general and life insurance to customers throughout the world.

KIMBERLY-CLARK DE MEXICO, S.A. DE C.V.  Manufactures and sells consumer and industrial                   Mexico           2.0
paper products, including feminine hygiene products under the Kotex brand name, paper towels, paper napkins and toilet paper.


M & G GROUP PLC  Provides services through unit trusts, personal equity plans,                           UK               2.0
investment trusts and unit-linked life and pension policies, as well as investment management services.


Source: Bloomberg, January, 1998

(6)  There can be no assurance the Fund will continue to hold these securities.

GT GLOBAL
INTERNATIONAL
GROWTH FUND

FINANCIAL
STATEMENTS

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of GT Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global International Growth Fund, one of the funds organized as a series of GT Global Growth Series, including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global International Growth Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 17, 1998

                                       F1

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (26.7%)
  HSBC Holdings PLC .........................................   HK            180,100   $  4,439,453         2.2
    BANKS-MONEY CENTER
  Nordbanken Holding AB-/- ..................................   SWDN          772,120      4,367,701         2.1
    OTHER FINANCIAL
  Australia & New Zealand Banking Group Ltd. ................   AUSL          625,600      4,132,897         2.0
    BANKS-REGIONAL
  Royal & Sun Alliance Insurance Group PLC ..................   UK            405,000      4,076,601         2.0
    INSURANCE - MULTI-LINE
  M & G Group PLC ...........................................   UK            175,000      4,044,540         2.0
    INVESTMENT MANAGEMENT
  ForeningsSparbanken AB ....................................   SWDN          145,230      3,302,595         1.6
    BANKS-REGIONAL
  Abbey National PLC ........................................   UK            182,400      3,267,626         1.6
    BANKS-SUPER REGIONAL
  ING Groep N.V. ............................................   NETH           76,097      3,205,744         1.6
    OTHER FINANCIAL
  National Westminster Bank PLC .............................   UK            162,000      2,692,020         1.3
    BANKS-MONEY CENTER
  Lloyds TSB Group PLC ......................................   UK            196,000      2,532,874         1.2
    BANKS-REGIONAL
  Unidanmark AS "A" .........................................   DEN            34,300      2,518,341         1.2
    BANKS-REGIONAL
  Axa - UAP .................................................   FR             32,050      2,479,968         1.2
    INSURANCE - MULTI-LINE
  Nichiei Co., Ltd. .........................................   JPN            22,800      2,428,506         1.2
    OTHER FINANCIAL
  Schroders PLC .............................................   UK             76,000      2,387,323         1.2
    BANKS-MONEY CENTER
  State Bank of India Ltd. - GDR{\/} ........................   IND           125,000      2,234,375         1.1
    BANKS-REGIONAL
  Schweizerischer Bankverein (Swiss Bank Corp.) .............   SWTZ            6,554      2,037,187         1.0
    BANKS-MONEY CENTER
  Banque Nationale de Paris .................................   FR             35,379      1,880,492         0.9
    BANKS-MONEY CENTER
  United Overseas Bank Ltd. - Foreign .......................   SING          222,300      1,235,000         0.6
    BANKS-MONEY CENTER
  PSIL Bangkok Bank Co., Ltd. (Entitlement Certificates){\/}
   {=} ......................................................   THAI          320,000        588,800         0.3
    OTHER FINANCIAL
  Kookmin Bank ..............................................   KOR            84,910        448,345         0.2
    BANKS-MONEY CENTER
  Union Bank of Switzerland - Bearer ........................   SWTZ              275        397,645         0.2
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                          54,698,033
                                                                                        ------------
Services (20.0%)
  EMI Group PLC .............................................   UK            578,000      4,821,412         2.4
    LEISURE & TOURISM
  Woolworths Ltd. ...........................................   AUSL        1,279,000      4,274,721         2.1
    RETAILERS-OTHER

    The accompanying notes are an integral part of the financial statements.

                                       F2

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (Continued)
  Telecom Italia SpA ........................................   ITLY          609,900   $  3,903,636         1.9
    TELEPHONE NETWORKS
  Telecom Corporation of New Zealand Ltd. ...................   NZ            725,500      3,515,509         1.7
    TELEPHONE NETWORKS
  Reuters Holdings PLC ......................................   UK            305,000      3,330,460         1.6
    BROADCASTING & PUBLISHING
  Koninklijke Ahold N.V. ....................................   NETH          117,919      3,077,109         1.5
    RETAILERS-FOOD
  EMAP PLC ..................................................   UK            180,000      2,682,266         1.3
    BROADCASTING & PUBLISHING
  Great Universal Stores PLC ................................   UK            208,000      2,619,639         1.3
    RETAILERS-OTHER
  Telecomunicacoes Brasileiras S.A. (Telebras) - ADR{\/} ....   BRZL           21,400      2,491,763         1.2
    TELEPHONE NETWORKS
  Ezaki Glico Co., Ltd. .....................................   JPN           370,000      2,390,115         1.2
    RETAILERS-FOOD
  Portugal Telecom S.A. - Registered ........................   PORT           46,400      2,153,565         1.0
    TELEPHONE NETWORKS
  Telecel - Comunicacaoes Pessoais S.A.-/- ..................   PORT           17,619      1,877,764         0.9
    WIRELESS COMMUNICATIONS
  Vendex International N.V. .................................   NETH           31,755      1,752,853         0.9
    RETAILERS-OTHER
  Vodafone Group PLC ........................................   UK            165,928      1,196,098         0.6
    WIRELESS COMMUNICATIONS
  Telstra Corp. Ltd.-/- .....................................   AUSL          437,200        922,880         0.4
    TELEPHONE NETWORKS
  Fast Retailing Co., Ltd. ..................................   JPN                44            705          --
    RETAILERS-APPAREL
                                                                                        ------------
                                                                                          41,010,495
                                                                                        ------------
Energy (10.5%)
  Petroleo Brasileiro S.A. (Petrobras) - ADR{\/} ............   BRZL          197,900      4,724,863         2.3
    GAS PRODUCTION & DISTRIBUTION
  Shell Transport & Trading Co., PLC ........................   UK            478,000      3,453,530         1.7
    OIL
  Viag AG ...................................................   GER             5,792      3,120,627         1.5
    ELECTRICAL & GAS UTILITIES
  Total S.A. "B" ............................................   FR             28,580      3,110,393         1.5
    OIL
  Petroleum Geo-Services ASA-/- .............................   NOR            47,990      3,022,967         1.5
    ENERGY EQUIPMENT & SERVICES
  Ente Nazionale Idrocarburi (ENI) S.p.A. ...................   ITLY          355,200      2,029,542         1.0
    OIL
  Coflexip - ADR{\/} ........................................   FR             35,230      1,955,265         1.0
    ENERGY EQUIPMENT & SERVICES
                                                                                        ------------
                                                                                          21,417,187
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Health Care (8.7%)
  Roche Holding AG ..........................................   SWTZ              543   $  5,392,449         2.6
    PHARMACEUTICALS
  Novartis AG ...............................................   SWTZ            1,709      2,773,059         1.4
    PHARMACEUTICALS
  Richter Gedeon Rt. - Reg S GDR{c} {\/} ....................   HGRY           23,400      2,688,075         1.3
    PHARMACEUTICALS
  Schering AG ...............................................   GER            26,700      2,575,730         1.3
    PHARMACEUTICALS
  Takeda Chemical Industries ................................   JPN            80,000      2,280,460         1.1
    PHARMACEUTICALS
  Astra AB "A" ..............................................   SWDN          115,313      1,997,573         1.0
    MEDICAL TECHNOLOGY & SUPPLIES
  M.L. Laboratories PLC-/- ..................................   UK             21,368         28,947          --
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          17,736,293
                                                                                        ------------
Materials/Basic Industry (7.1%)
  Kimberly-Clark de Mexico, S.A. de C.V. "A" ................   MEX           829,400      4,060,647         2.0
    PAPER/PACKAGING
  Ciba Specialty Chemicals AG-/- ............................   SWTZ           31,880      3,797,837         1.9
    CHEMICALS
  Akzo Nobel N.V. ...........................................   NETH           15,210      2,623,035         1.3
    CHEMICALS
  BOC Group PLC .............................................   UK            136,000      2,235,402         1.1
    CHEMICALS
  CRH PLC ...................................................   UK            138,600      1,604,483         0.8
    BUILDING MATERIALS & COMPONENTS
                                                                                        ------------
                                                                                          14,321,404
                                                                                        ------------
Consumer Non-Durables (6.0%)
  Asahi Breweries Ltd. ......................................   JPN           210,000      3,057,471         1.5
    BEVERAGES - ALCOHOLIC
  Nestle S.A. - Registered ..................................   SWTZ            1,771      2,654,196         1.3
    FOOD
  Amway Japan Ltd. ..........................................   JPN           125,000      2,394,636         1.2
    HOUSEHOLD PRODUCTS
  Diageo PLC ................................................   UK            235,000      2,158,990         1.0
    BEVERAGES - ALCOHOLIC
  South African Breweries Ltd. ..............................   SAFR           42,000      1,036,184         0.5
    BEVERAGES - ALCOHOLIC
  Benckiser N.V. "B"-/- .....................................   NETH           24,500      1,013,985         0.5
    HOUSEHOLD PRODUCTS
                                                                                        ------------
                                                                                          12,315,462
                                                                                        ------------
Capital Goods (4.9%)
  Alcatel Alsthom Compagnie Generale d'Electricite ..........   FR             31,500      4,003,905         2.0
    TELECOM EQUIPMENT
  Canon, Inc. ...............................................   JPN           120,000      2,795,402         1.4
    OFFICE EQUIPMENT

    The accompanying notes are an integral part of the financial statements.

                                       F4

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Capital Goods (Continued)
  Nokia AB "A" ..............................................   FIN            28,300   $  1,979,602         1.0
    TELECOM EQUIPMENT
  Kurita Water Industries Ltd. ..............................   JPN            95,000        968,199         0.5
    ENVIRONMENTAL
                                                                                        ------------
                                                                                           9,747,108
                                                                                        ------------
Multi-Industry/Miscellaneous (3.3%)
  BBA Group PLC .............................................   UK            395,000      2,646,305         1.3
    MULTI-INDUSTRY
  Shanghai Industrial Holdings Ltd. .........................   HK            686,000      2,549,758         1.2
    MULTI-INDUSTRY
  Hutchison Whampoa .........................................   HK            279,000      1,749,939         0.8
    MULTI-INDUSTRY
                                                                                        ------------
                                                                                           6,946,002
                                                                                        ------------
Technology (3.3%)
  Cap Gemini N.V. ...........................................   NETH           69,120      2,356,054         1.1
    COMPUTERS & PERIPHERALS
  Matsushita-Kotobuki Electronics Ltd. ......................   JPN            88,000      2,211,801         1.1
    COMPUTERS & PERIPHERALS
  Baan Company N.V.-/- {\/} .................................   NETH           65,360      2,156,880         1.0
    SOFTWARE
  Koei Co., Ltd. ............................................   JPN            43,300        205,716         0.1
    SOFTWARE
                                                                                        ------------
                                                                                           6,930,451
                                                                                        ------------
Consumer Durables (1.9%)
  Futuris Corp., Ltd. .......................................   AUSL        2,226,000      2,436,432         1.2
    AUTO PARTS
  Cheung Kong (Holdings) Ltd. ...............................   HK            212,000      1,388,527         0.7
    HOUSING
                                                                                        ------------
                                                                                           3,824,959
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $171,991,305) ................                            188,947,394        92.4
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F5

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1997, with State Street Bank & Trust
   Co., due January 2, 1998, for an effective yield of 5.80%, collateralized by $20,795,000 U.S. Treasury Notes, 5.75%
   due 12/31/98 (market value of collateral is $20,814,506,
   including accrued interest).
   (cost $20,403,000)  ......................................                           $ 20,403,000        10.0
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $192,394,305)  * ....................                            209,350,394       102.4
Other Assets and Liabilities ................................                             (4,900,370)       (2.4)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $204,450,024       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        {=} Each share of Entitlement Certificates represents one local share of PSIL Bangkok Bank Co., Ltd.
          * For Federal income tax purposes, cost is $193,457,059 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  27,995,828
                 Unrealized depreciation:           (12,102,493)
                                                  -------------
                 Net unrealized appreciation:     $  15,893,335
                                                  -------------
                                                  -------------

    Abbreviations:
    ADR--American Depositary Receipt
    GDR--Global Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

                                       F6

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                               December 31, 1997

--------------------------------------------------------------------------------
The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                           PERCENTAGE OF NET ASSETS {D}
                                        -----------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER        TOTAL
--------------------------------------  ------   -------------   ----------
Australia (AUSL/AUD) .................    5.7                           5.7
Brazil (BRZL/BRL) ....................    3.5                           3.5
Denmark (DEN/DKK) ....................    1.2                           1.2
Finland (FIN/FIM) ....................    1.0                           1.0
France (FR/FRF) ......................    6.6                           6.6
Germany (GER/DEM) ....................    2.8                           2.8
Hong Kong (HK/HKD) ...................    4.9                           4.9
Hungary (HGRY/HUF) ...................    1.3                           1.3
India (IND/INR) ......................    1.1                           1.1
Italy (ITLY/ITL) .....................    2.9                           2.9
Japan (JPN/JPY) ......................    9.3                           9.3
Korea (KOR/KRW) ......................    0.2                           0.2
Mexico (MEX/MXN) .....................    2.0                           2.0
Netherlands (NETH/NLG) ...............    7.9                           7.9
New Zealand (NZ/NZD) .................    1.7                           1.7
Norway (NOR/NOK) .....................    1.5                           1.5
Portugal (PORT/PTE) ..................    1.9                           1.9
Singapore (SING/SGD) .................    0.6                           0.6
South Africa (SAFR/ZAR) ..............    0.5                           0.5
Sweden (SWDN/SEK) ....................    4.7                           4.7
Switzerland (SWTZ/CHF) ...............    8.4                           8.4
Thailand (THAI/THB) ..................    0.3                           0.3
United Kingdom (UK/GBP) ..............   22.4                          22.4
United States (US/USD) ...............                7.6               7.6
                                        ------        ---        ----------
Total  ...............................   92.4         7.6             100.0
                                        ------        ---        ----------
                                        ------        ---        ----------

--------------

{d}  Percentages indicated are based on net assets of $204,450,024.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1997

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
Deutsche Marks..........................     3,904,418         1.72492   2/23/98   $   153,742
French Francs...........................     5,079,036         5.72800    2/6/98       245,685
French Francs...........................     1,998,309         5.77490    2/6/98        79,649
Japanese Yen............................     4,528,736       120.70000    1/7/98       367,702
Japanese Yen............................       770,321       118.82300    2/4/98        71,267
Japanese Yen............................     8,992,174       122.40000   2/12/98       533,970
Swiss Francs............................     5,872,843         1.42180   3/19/98       105,494
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $32,703,346)..................    31,145,837                               1,557,509
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 15.23%.
Total Open Forward Foreign Currency Contracts...................................   $ 1,557,509
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F7

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $171,991,305) (Note 1)..........................  $188,947,394
  Repurchase agreement, at value and cost...................................................   20,403,000
  U.S. currency..................................................................  $     518
  Foreign currencies (cost $2,476,057)...........................................  2,469,130    2,469,648
                                                                                   ---------
  Receivable for open forward foreign currency contracts (Note 1)...........................    1,557,509
  Receivable for securities sold............................................................      409,819
  Dividends and dividend withholding tax reclaims receivable................................      280,212
  Receivable for Fund shares sold...........................................................       36,825
  Interest receivable.......................................................................        3,502
                                                                                              -----------
    Total assets............................................................................  214,107,909
                                                                                              -----------
Liabilities:
  Payable for Fund shares repurchased.......................................................    8,454,213
  Payable for securities purchased..........................................................      746,544
  Payable for investment management and administration fees (Note 2)........................      164,822
  Payable for service and distribution expenses (Note 2)....................................       88,263
  Payable for printing and postage expenses.................................................       67,943
  Payable for transfer agent fees (Note 2)..................................................       45,803
  Payable for professional fees.............................................................       32,257
  Payable for registration and filing fees..................................................       17,314
  Payable for custodian fees................................................................       16,939
  Payable for Trustees' fees and expenses (Note 2)..........................................        5,340
  Payable for fund accounting fees (Note 2).................................................        2,463
  Other accrued expenses....................................................................       15,984
                                                                                              -----------
    Total liabilities.......................................................................    9,657,885
                                                                                              -----------
Net assets..................................................................................  $204,450,024
                                                                                              -----------
                                                                                              -----------
Class A:
Net asset value and redemption price per share ($148,143,474 DIVIDED BY 19,320,762 shares
 outstanding)...............................................................................  $      7.67
                                                                                              -----------
                                                                                              -----------
Maximum offering price per share (100/95.25 of $7.67) *.....................................  $      8.05
                                                                                              -----------
                                                                                              -----------
Class B:+
Net asset value and offering price per share ($56,022,575 DIVIDED BY 7,606,803 shares
 outstanding)...............................................................................  $      7.36
                                                                                              -----------
                                                                                              -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($283,975 DIVIDED
 BY 36,797 shares outstanding)..............................................................  $      7.72
                                                                                              -----------
                                                                                              -----------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $182,591,933
  Accumulated net realized gain on investments and foreign currency transactions............    3,346,785
  Net unrealized appreciation on translation of assets and liabilities in foreign
   currencies...............................................................................    1,555,217
  Net unrealized appreciation of investments................................................   16,956,089
                                                                                              -----------
Total -- representing net assets applicable to capital shares outstanding...................  $204,450,024
                                                                                              -----------
                                                                                              -----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F8

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1997

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $720,333)..............................  $ 4,147,307
  Interest income...........................................................................      693,646
                                                                                              -----------
    Total investment income.................................................................    4,840,953
                                                                                              -----------
Expenses:
  Investment management and administration fees (Note 2)....................................    2,309,873
  Service and distribution expenses: (Note 2)
    Class A....................................................................  $   607,400
    Class B....................................................................      625,899    1,233,299
                                                                                 -----------
  Transfer agent fees (Note 2)..............................................................      645,736
  Custodian fees............................................................................      199,701
  Professional fees.........................................................................       82,923
  Registration and filing fees..............................................................       78,995
  Fund accounting fees (Note 2).............................................................       59,416
  Printing and postage expenses.............................................................       42,984
  Trustees' fees and expenses (Note 2)......................................................       13,387
  Other expenses (Note 1)...................................................................       44,923
                                                                                              -----------
    Total expenses before reductions........................................................    4,711,237
                                                                                              -----------
      Expense reductions (Notes 1 & 5)......................................................     (298,050)
                                                                                              -----------
    Total net expenses......................................................................    4,413,187
                                                                                              -----------
Net investment income.......................................................................      427,766
                                                                                              -----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments.............................................   32,730,836
  Net realized gain on foreign currency transactions...........................    5,375,057
                                                                                 -----------
    Net realized gain during the year.......................................................   38,105,893
  Net change in unrealized appreciation on translation of assets and
   liabilities in foreign currencies...........................................      286,534
  Net change in unrealized appreciation of investments.........................  (14,668,685)
                                                                                 -----------
    Net unrealized depreciation during the year.............................................  (14,382,151)
                                                                                              -----------
Net realized and unrealized gain on investments and foreign currencies......................   23,723,742
                                                                                              -----------
Net increase in net assets resulting from operations........................................  $24,151,508
                                                                                              -----------
                                                                                              -----------

    The accompanying notes are an integral part of the financial statements.

                                       F9

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                              YEAR ENDED     YEAR ENDED
                                                                             DECEMBER 31,   DECEMBER 31,
                                                                                 1997           1996
                                                                             -------------  -------------
Decrease in net assets
Operations:
  Net investment income (loss).............................................   $   427,766   $    (860,684)
  Net realized gain on investments and foreign currency transactions.......    38,105,893      37,931,580
  Net change in unrealized appreciation on translation of assets and
   liabilities in foreign currencies.......................................       286,534         205,239
  Net change in unrealized depreciation of investments.....................   (14,668,685)     (7,070,173)
                                                                             -------------  -------------
    Net increase in net assets resulting from operations...................    24,151,508      30,205,962
                                                                             -------------  -------------
Class A:
Distributions to shareholders:
  From net investment income...............................................      (425,877)             --
  From net realized gain on investments....................................   (29,789,043)    (20,343,820)
Class B:
Distributions to shareholders:
  From net investment income...............................................            --              --
  From net realized gain on investments....................................   (10,955,953)     (6,672,791)
Advisor Class:
Distributions to shareholders:
  From net investment income...............................................        (1,888)             --
  From net realized gain on investments....................................       (56,864)        (46,941)
                                                                             -------------  -------------
    Total distributions....................................................   (41,229,625)    (27,063,552)
                                                                             -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................   663,662,225   1,289,311,201
  Decrease from capital shares repurchased.................................  (703,298,069)  (1,410,140,865)
                                                                             -------------  -------------
    Net decrease from capital share transactions...........................   (39,635,844)   (120,829,664)
                                                                             -------------  -------------
Total decrease in net assets...............................................   (56,713,961)   (117,687,254)
Net assets:
  Beginning of year........................................................   261,163,985     378,851,239
                                                                             -------------  -------------
  End of year *............................................................   $204,450,024  $ 261,163,985
                                                                             -------------  -------------
                                                                             -------------  -------------
 * Includes undistributed net investment income of.........................   $        --   $          --
                                                                             -------------  -------------
                                                                             -------------  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F10

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                           1997 (D)    1996 (D)      1995        1994      1993 (D)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.92   $    9.08   $    9.17   $   11.02   $    8.21
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........       0.03       (0.01)       0.03       (0.04)       0.03
  Net realized and unrealized gain
   (loss) on investments................       0.69        0.84        0.32       (0.82)       2.78
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       0.72        0.83        0.35       (0.86)       2.81
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.03)         --          --       (0.04)         --
  From net realized gain on
   investments..........................      (1.94)      (0.99)      (0.24)      (0.95)         --
  In excess of net realized gain on
   investments..........................         --          --       (0.20)         --          --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (1.97)      (0.99)      (0.44)      (0.99)         --
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    7.67   $    8.92   $    9.08   $    9.17   $   11.02
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............       8.51%       9.28%       3.88%      (7.78)%     34.23%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 148,143   $ 196,601   $ 308,816   $ 430,701   $ 523,397
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Notes 1 &
   5)...................................       0.35%      (0.14)%      0.24%      (0.04)%       0.3%
  Without expense reductions............       0.22%      (0.25)%      0.16%      (0.09)%       N/A
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       1.69%       1.80%       1.70%       1.70%       1.80%
  Without expense reductions............       1.82%       1.91%       1.78%       1.75%        N/A
Portfolio turnover rate++++.............         72%         74%         75%         96%         90%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0269   $  0.0267         N/A         N/A         N/A

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.
  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F11

                      GT GLOBAL INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                    CLASS B++
                                          -------------------------------------------------------------
                                                                                          APRIL 1, 1993
                                                     YEAR ENDED DECEMBER 31,                   TO
                                          ----------------------------------------------  DECEMBER 31,
                                           1997 (D)    1996 (D)      1995        1994       1993 (D)
                                          ----------  ----------  ----------  ----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.68   $    8.91   $    9.07   $   10.98     $    8.74
                                          ----------  ----------  ----------  ----------  -------------
Income from investment operations:
  Net investment income (loss)..........      (0.03)      (0.07)      (0.04)      (0.10)        (0.01)
  Net realized and unrealized gain
   (loss) on investments................       0.65        0.83        0.32       (0.82)         2.25
                                          ----------  ----------  ----------  ----------  -------------
    Net increase (decrease) from
     investment operations..............       0.62        0.76        0.28       (0.92)         2.24
                                          ----------  ----------  ----------  ----------  -------------
Distributions to shareholders:
  From net investment income............         --          --          --       (0.04)           --
  From net realized gain on
   investments..........................      (1.94)      (0.99)      (0.24)      (0.95)           --
  In excess of net realized gain on
   investments..........................         --          --       (0.20)         --            --
                                          ----------  ----------  ----------  ----------  -------------
    Total distributions.................      (1.94)      (0.99)      (0.44)      (0.99)           --
                                          ----------  ----------  ----------  ----------  -------------
Net asset value, end of period..........  $    7.36   $    8.68   $    8.91   $    9.07     $   10.98
                                          ----------  ----------  ----------  ----------  -------------
                                          ----------  ----------  ----------  ----------  -------------

Total investment return (c).............       7.71%       8.67%       3.15%      (8.36)%       25.63%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  56,023   $  64,102   $  69,654   $  71,794     $  30,745
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Notes 1 &
   5)...................................      (0.30)%     (0.79)%     (0.41)%     (0.69)%        (0.4)%(a)
  Without expense reductions............      (0.43)%     (0.90)%     (0.49)%     (0.74)%         N/A
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.34%       2.45%       2.35%       2.35%          2.4%(a)
  Without expense reductions............       2.47%       2.56%       2.43%       2.40%          N/A
Portfolio turnover rate++++.............         72%         74%         75%         96%           90%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0269   $  0.0267         N/A         N/A           N/A

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.
  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F12

                      GT GLOBAL INTERNATIONAL GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                    ADVISOR CLASS+++
                                          -------------------------------------
                                           YEAR ENDED DECEMBER    JUNE 1, 1995
                                                   31,                 TO
                                          ----------------------  DECEMBER 31,
                                           1997 (D)    1996 (D)       1995
                                          ----------  ----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $    9.01   $    9.11     $    8.49
                                          ----------  ----------  -------------
Income from investment operations:
  Net investment income (loss)..........       0.07        0.02          0.03
  Net realized and unrealized gain
   (loss) on investments................       0.65        0.87          1.03
                                          ----------  ----------  -------------
    Net increase (decrease) from
     investment operations..............       0.72        0.89          1.06
                                          ----------  ----------  -------------
Distributions to shareholders:
  From net investment income............      (0.07)         --            --
  From net realized gain on
   investments..........................      (1.94)      (0.99)        (0.24)
  In excess of net realized gain on
   investments..........................         --          --         (0.20)
                                          ----------  ----------  -------------
    Total distributions.................      (2.01)      (0.99)        (0.44)
                                          ----------  ----------  -------------
Net asset value, end of period..........  $    7.72   $    9.01     $    9.11
                                          ----------  ----------  -------------
                                          ----------  ----------  -------------

Total investment return (c).............       8.53%       9.79%        12.56%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $     284   $     461     $     381
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Notes 1 &
   5)...................................       0.70%       0.21%         0.59%(a)
  Without expense reductions............       0.57%       0.10%         0.51%(a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       1.34%       1.45%         1.35%(a)
  Without expense reductions............       1.47%       1.56%         1.43%(a)
Portfolio turnover rate++++.............         72%         74%           75%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0269   $  0.0267           N/A

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.
  + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F13

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global International Growth Fund ("Fund"), is a separate series of GT Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of Fund shares and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued to amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

                                      F14

                      GT GLOBAL INTERNATIONAL GROWTH FUND

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently market-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of on over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other then normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At December 31, 1997, stocks with an aggregate value of approximately $13,985,826 were on loan to brokers. The loans were secured by cash collateral of $14,709,765, received by the Fund. Cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For the year ended December 31, 1997, the Fund received securities lending fees of $277,743. Fees received from securities loaned were used to reduce the Fund's custodian and administrative expenses.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or excise tax on income and capital gains.

(J) DISTRIBUTION TO SHAREHOLDERS
Distribution to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets, and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate

                                      F15

                      GT GLOBAL INTERNATIONAL GROWTH FUND

fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restrictions securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets.

For the year ended December 31, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $3,563,759 with a weighted average interest rate of 6.32%. Interest expense for the year ended December 31, 1997 was $18,147, and is included in "Other expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. The Fund pays investment management and administration fees at the following annualized rates: 0.975% on the first $500 million of the average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1997, GT Global retained $11,166 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. During the year ended December 31, 1997, GT Global collected CDSC's in the amount of $6,515. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSC's, in accordance with the Fund's current prospectus. During the year ended December 31, 1997, GT Global collected CDSC's in the amount of $351,900. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to the maximum annual level of 2.25%, and 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

Effective January 1, 1998, the Manager and GT Global have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 2.00%, 2.65%, and 1.65% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. This undertaking may be changed or eliminated in the future.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer

                                      F16

                      GT GLOBAL INTERNATIONAL GROWTH FUND

agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Trustees who is not an employee, officer or director of GT Capital, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1997, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $157,702,649 and $236,135,186, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the year.

4. CAPITAL SHARES
At December 31, 1997, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                                                      YEAR ENDED                             YEAR ENDED
                                                   DECEMBER 31, 1997                     DECEMBER 31, 1996
                                          -----------------------------------  --------------------------------------
CLASS A                                       SHARES             AMOUNT             SHARES              AMOUNT
----------------------------------------  ---------------  ------------------  ----------------  --------------------
Shares sold.............................       40,276,923  $      372,306,238       122,327,179  $      1,141,723,541
Shares issued in connection with
  reinvestment of distributions.........        3,306,465          24,897,200         1,912,490            16,848,644
                                          ---------------  ------------------  ----------------  --------------------
                                               43,583,388         397,203,438       124,239,669         1,158,572,185
Shares repurchased......................      (46,298,211)       (433,072,839)     (136,198,803)       (1,274,970,792)
                                          ---------------  ------------------  ----------------  --------------------
Net decrease............................       (2,714,823) $      (35,869,401)      (11,959,134) $       (116,398,607)
                                          ---------------  ------------------  ----------------  --------------------
                                          ---------------  ------------------  ----------------  --------------------

                                                      YEAR ENDED                             YEAR ENDED
                                                   DECEMBER 31, 1997                     DECEMBER 31, 1996
                                          -----------------------------------  --------------------------------------
CLASS B                                       SHARES             AMOUNT             SHARES              AMOUNT
----------------------------------------  ---------------  ------------------  ----------------  --------------------
Shares sold.............................       25,433,444  $      233,714,318        11,345,619  $        103,852,840
Shares issued in connection with
  reinvestment of distributions.........        1,311,193           9,480,349           678,796             5,819,941
                                          ---------------  ------------------  ----------------  --------------------
                                               26,744,637         243,194,667        12,024,415           109,672,781
Shares repurchased......................      (26,525,397)       (246,915,890)      (12,451,843)         (114,133,394)
                                          ---------------  ------------------  ----------------  --------------------
Net increase (decrease).................          219,240  $       (3,721,223)         (427,428) $         (4,460,613)
                                          ---------------  ------------------  ----------------  --------------------
                                          ---------------  ------------------  ----------------  --------------------

                                                      YEAR ENDED                             YEAR ENDED
                                                   DECEMBER 31, 1997                     DECEMBER 31, 1996
                                          -----------------------------------  --------------------------------------
ADVISOR CLASS                                 SHARES             AMOUNT             SHARES              AMOUNT
----------------------------------------  ---------------  ------------------  ----------------  --------------------
Shares sold.............................        2,419,305  $       23,205,242         2,233,829  $         21,033,137
Shares issued in connection with
  reinvestment of distributions.........            7,757              58,878             3,723                33,098
                                          ---------------  ------------------  ----------------  --------------------
                                                2,427,062          23,264,120         2,237,552            21,066,235
Shares repurchased......................       (2,441,431)        (23,309,340)       (2,228,201)          (21,036,679)
                                          ---------------  ------------------  ----------------  --------------------
Net increase (decrease).................          (14,369) $          (45,220)            9,351  $             29,556
                                          ---------------  ------------------  ----------------  --------------------
                                          ---------------  ------------------  ----------------  --------------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1997, the Fund's expenses were reduced by $20,307 under these arrangements.

6. SUBSEQUENT EVENT
On January 30, 1998, Liechtenstein Global Trust ("LGT") and AMVESCAP PLC ("AMVESCAP") entered into an agreement by which AMVESCAP will acquire LGT's Asset Management Division, including Chancellor LGT Asset Management, Inc. AMVESCAP is the holding company of the AIM and INVESCO asset management businesses.

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FEDERAL TAX INFORMATION (UNAUDITED):

For its fiscal year ended December 31, 1997, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $.2321 per share (representing an approximate total of $4,876,007). The total amount of taxes paid by the Fund to such countries was approximately $.0343 per share (representing an approximate total of $720,333).

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $26,594,230 as a capital gain dividend for the fiscal year ended December 31, 1997.

                                      F17

                      GT GLOBAL INTERNATIONAL GROWTH FUND

                                     NOTES

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                      GT GLOBAL INTERNATIONAL GROWTH FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL FUNDS, PLEASE CONTACT YOUR INVESTMENT ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six GT Global Theme Funds

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

GT GLOBAL DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Focuses on equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND, INC.
Invests primarily in senior secured floating rate loans with the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high-quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

                                     [LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

          [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                             GT Global International Growth Fund
          INTAR802030M